                                                                   EXHIBIT 10.26

___________________________                          ___________________________
Name of Subscriber                                   Memorandum No.

                SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

                            IMARX THERAPEUTICS, INC.

                          Common Stock Private Offering
                         OFFERING PRICE $3.00 PER SHARE

     THE SHARES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS ACCREDITED INVESTORS" UNDER RULE 501 (A) OF REGULATION D UNDER THE SECURITIES ACT.

     THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

                                PLACEMENT AGENT:
                         FIRST MONTAUK SECURITIES CORP.

CONFIDENTIAL SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

     THIS SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE SECURITIES OF IMARX THERAPEUTICS, INC. (THE "COMPANY") IN CONNECTION WITH THE PROPOSED PRIVATE PLACEMENT OF SHARES OF COMMON STOCK OF THE COMPANY AS DESCRIBED IN THE OFFERING MEMORANDUM DATED AS OF DECEMBER 15, 2004 (THE "MEMORANDUM").

     THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THIS OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE MEMORANDUM WHICH CONTAINS MATERIAL INFORMATION REQUIRED TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION. ALL TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE MEMORANDUM.

INSTRUCTIONS:

Items to be delivered by all Investors:

     a. One (1) completed and executed Subscription Agreement and Investor Questionnaire.

     b. Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to "SIGNATURE BANK AS ESCROW AGENT FOR IMARX."

For Information and Wire Transfer Instructions:

                                        PLACEMENT AGENT:
                                        FIRST MONTAUK SECURITIES CORP.
                                        Parkway 109 Office Center
                                        328 Newman Springs Road
                                        Red Bank, New Jersey 07701
                                        Tel.: (732) 842-4700
                                        Attention: Ernest Pellegrino

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES.

     The shares of Common Stock ("Shares" or "Securities") of the Company, as well as the terms of the Offering, which are described in the Memorandum are being offered without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state or any other jurisdiction, in reliance on the exemption contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Regulation D of the Act and/or certain state laws, the Company is required to determine that an individual, or an individual together with a "purchaser representative" or each individual equity owner of an "investing entity" meets certain suitability requirements before selling Securities to such individual or entity. You understand that the Company will rely upon the following information to determine whether you meet such suitability requirements.

     THE COMPANY WILL NOT SELL SECURITIES TO ANY SUBSCRIBER WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, EXECUTED AND HAND DELIVERED THIS QUESTIONNAIRE. IN THE CASE OF AN SUBSCRIBER THAT IS A PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY, AN AUTHORIZED OFFICER, OR GENERAL PARTNER OR EACH EQUITY OWNER OR BENEFICIARY, AS APPLICABLE, MUST COMPLETE THIS QUESTIONNAIRE. This questionnaire is merely a request for information and does not constitute an offer to sell or a solicitation of an offer to buy the Shares. No sale will occur prior to the acceptance of any subscription by the Company and the Placement Agent. The Company and First Montauk Securities Corp., as Placement Agent, reserve the right to reject any subscription for any reason or to accept subscriptions for less than the minimum subscription of $60,000 (20,000 shares). The Company and First Montauk Securities Corp. will promptly return any money without interest to a subscriber whose subscription is rejected in whole or in part as the case may be. Subscribers should also understand that they may be required to furnish additional information to the Company.

     The Shares are being offered by the Company through First Montauk Securities Corp., as Placement Agent. The purpose of this Questionnaire is to determine whether you meet certain standards, because the Shares will not be registered under the Act and will be sold only to persons who are "Accredited Investors," as that term is defined in Rule 501(a) of Regulation D, promulgated under the Act. The Shares are sometimes referred to as the "Securities."

     Your answers will be kept confidential. At all times, however, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and the sale of the Shares to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof and as otherwise required by law or any regulatory authority.

     Please type or clearly print your answers, and state "none" or "not applicable" when appropriate. Please complete Section A and each other section you are requested to complete in Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Shares are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire. You may use photocopies or request extra copies from the Company or the Placement Agent.

SECTION A: SUBSCRIBER INFORMATION

A1.  Name(s) of SUBSCRIBER(s):       ___________________________________________

                                     ___________________________________________

                                     ___________________________________________

A2.  Principal Amount of Shares
     Subscribed for:                 $_____
     (Minimum Subscription
     is 20,000 Shares ($60,000))

A3.  Manner of Ownership of Securities.

_____ One Individual                 Please complete Section A, B and C.

_____ Husband and Wife               Please have one spouse complete Sections A,
      Tenants by the Entirety        B and C.
                                     Please have both spouses complete
                                     Section C.

_____ Tenants in Common              Please have each individual separately
                                     complete Sections A, B and C.

_____ Joint Tenants with Right of    Please have each individual separately
      Survivorship - Two or more     complete Section A, B and C.
      Individuals (but not husband
      and wife)

_____ Corporate Ownership            Please complete Section A, B, D and, if
                                     applicable, E and F for the corporation. If the corporation does not qualify as an "accredited investor" on its own, please have each person who owns an equity interest in the corporation separately complete Sections B and, if applicable, C, D, E and F.

_____ Partnership Ownership          Please complete Sections A, B and D, and
                                     have each general partner and limited
                                     partner separately complete Sections B, C, D, E and F, if applicable.

_____ Trust Ownership                Please complete Sections A, B and F, if
                                     applicable, and have each beneficiary and trustee of the trust separately complete
                                     Sections B, C, D, E and F, if applicable.

     NASD AFFILIATION. Please state whether you or any of your associates or affiliates (which includes your spouse, in-laws and children or parents): (i) are a member or a person associated (including as an employee, officer, director, partner) with a member of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) are an owner of stock or other securities of an NASD member, (iii) has made a subordinated loan to any NASD member, or (iv) a relative or member of the same household of any person meeting the description set forth in clauses (i) through (iii) above.

               _____                              _____
               Yes                                No

If you marked yes above, please briefly describe the NASD relationship below:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION B: ACCREDITED INVESTOR STATUS

B1. Please check one or more of the following definitions of "accredited investor," if any, which applies to you. If none of the following applies to you, please leave blank.

_____ (a)   A Bank as defined in Section 3 (a) (2) of the Act, or any savings and loan association or other institution as defined in Section 3
            (a) (5) (A) of the Act whether acting in its individual or fiduciary capacity;

_____ (b)   Any broker or dealer registered pursuant to Section 15 of the
            Securities Exchange Act of 1934 (the "Exchange Act");

_____ (c)   An insurance company as defined in Section 2(13) of the Act;

_____ (d)   An investment company registered under the Investment Company Act of
            1940 or a business development company as defined in Section
            2(a)(48) of that Act;

_____ (e)   A Small Business Investment Company licensed by the U.S. Small
            Business Administration under Section 301(c) or (d) of the Small
            Business Investment Act of 1958;

_____ (f)   A plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____ (g)   Any employee benefit plan within the meaning of the Employee
            Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in
            Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

_____ (h)   A Private Business Development Company as defined in Section
            202(a)(22) of the Investment Advisers Act of 1940;

_____ (i)   An organization described in Section 501(c) (3) of the Internal
            Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_____ (j)   A natural person whose individual net worth,* or joint net worth with that person's spouse, at the time of purchase exceeds
            $1,000,000;

_____ (k)   A natural person who had an individual income** in excess of
            $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (l)   A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2)
            (ii) of Regulation D;

_____ (m)   Any entity in which all of the equity owners are Accredited
            Investors. ***

----------
* For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

** For purposes hereof the term "income" is not limited to "adjusted gross income" as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing "adjusted gross income." For Subscribers who are salaried employees, the gross salary of such Subscribers, minus any significant expenses personally incurred by such Subscriber in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of "income" for purposes hereof. For Subscribers who are self-employed, "income" is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

*** If the Subscriber intends to qualify under (m), then all owners of the entity must complete a Subscription Agreement as an individual.

SECTION C: INDIVIDUAL INFORMATION

C1.  General Information

     Name: _____________________________________________________________________

     Age: _____________________________   Social Security Number: ______________

     Marital Status: __________________   Spouse's Name: _______________________

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

               _____                              _____
               Yes                                No

     If Yes, please explain the relationship(s):

________________________________________________________________________________

________________________________________________________________________________

C2.  Principal Residence

     Address: __________________________________________________________________
              Number                       Street

             ___________________________________________________________________
             City               State                      Zip Code

             ___________________________________________________________________
             Country

Mailing Address (if other than Principal Residence above):

             ___________________________________________________________________
             Number                       Street

             ___________________________________________________________________
             City               State                      Zip Code

             ___________________________________________________________________
             Country

Telephone Number: ________________________

Facsimile Number: ________________________

C3.  Current Employment or Business Activity:

     Company Name: _____________________________________________________________

     Address: __________________________________________________________________
              Number                       Street

             ___________________________________________________________________
             City               State                      Zip Code

     Principal Business: _______________________________________________________

     Position and Title: _______________________________________________________

     Years Employed at Current Position: _______________________________________

C4. Education: Please describe your business or professional education or training, listing any schools you have attended and degrees you have received.

                                                          DEGREES
DATES           SCHOOL                                    MAJOR (IF ANY)
-----           ------                                    --------------
_____________   _______________________________________   ______________________

_____________   _______________________________________   ______________________

_____________   _______________________________________   ______________________

C5. Net worth, inclusive of the net worth of your spouse and the value of your principal residence, furnishings therein and personal automobile and other assets (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT) exclusive of any liabilities:

     [ ] below $249,999
     [ ] $250,000 to $349,999       [ ] $350,000 to $699,999
     [ ] $700,000 to $799,999       [ ] $800,000 to $1,000,000
     [ ] $1,000,000 to $1,249,999   [ ] over $1,250,000

C6. Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles and exclusive of any liabilities:

     [ ] below $249,999
     [ ] $250,000 to $349,999       [ ] $350,000 to $699,999
     [ ] $700,000 to $799,999       [ ] $800,000 to $1,000,000
     [ ] $1,000,000 to $1,249,999   [ ] over $1,250,000

C7. Indicate (a) your individual income from all sources for the calendar years 2002 and 2003 and estimated income for 2004 or (b) your joint income with your spouse from all sources for the calendar years 2002 and 2003 and estimated income for 2004 (it is important that you check the highest applicable amount):

     (a)  individual income:

       $200,000   $300,000   $400,000   $500,000
          to         to         to         and
       $299,000   $399,000   $499,000     over
       --------   --------   --------   --------
2002   ________   ________   ________   ________

2003   ________   ________   ________   ________

2004   ________   ________   ________   ________

     (b) joint income:

       $200,000   $300,000   $400,000   $500,000
          to         to         to         and
       $299,000   $399,000   $499,000     over
       --------   --------   --------   --------
2002   ________   ________   ________   ________

2003   ________   ________   ________   ________

2004   ________   ________   ________   ________

C8.  Investment experience:

     (a)  The frequency with which you invest in marketable securities is:

          [ ] often   [ ] occasionally   [ ] never

     (b) The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

          [ ] often   [ ] occasionally   [ ] never

     (c) Have you previously participated in private placement offerings in the last 5 years?

               _____                              _____
               Yes                                No

     (d) If you answered "yes" to (c) above, state the private placements in which you participated in the last 5 years.

        Amount             Name of
Year   Invested             Entity
----   --------            -------
1999   $_______   _________________________

2000   $_______   _________________________

2001   $_______   _________________________

2002   $_______   _________________________

2003   $_______   _________________________

2004   $_______   _________________________

C9. (a) Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, directors and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

               _____                              _____
               Yes                                No

     (b) Do you understand the nature of an investment in the Company and the risk associated with such an investment?

               _____                              _____
               Yes                                No

     (c) Do you understand that there is no guarantee of any financial return on this investment?

               _____                              _____
               Yes                                No

     (d) Do you understand that this investment is not liquid?

               _____                              _____
               Yes                                No

     (e) Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

               _____                              _____
               Yes                                No

     (f) Are you aware of the Company's business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Shares?

               _____                              _____
               Yes                                No

     (g) Do you have a "pre-existing relationship" with the Company or any of its officers, directors or controlling person?

               _____                              _____
               Yes                                No

     (For purposes hereof, "Pre-existing relationship" means any relationship consisting of person or business contacts of a nature and duration such as would enable a reasonable prudent Subscriber to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relations exists.)

     If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION D: CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.  General Information

     Legal name of Corporation or Partnership

     ___________________________________________________________________________

     Fictitious name (d/b/a): __________________________________________________

     ___________________________________________________________________________

     State or Place of Incorporation: __________________________________________

     Date of Incorporation: ____________________________________________________

     If Partnership, type: _____________ General   ____________ Limited

     Federal I.D. Number: ______________________________________________________

     Fiscal Year Ends: _________________________________________________________

     Number of Equity Owners: __________________________________________________

     Name and Title of Authorized Person Executing Questionnaire:

     ___________________________________________________________________________

D2.  Business Address: _________________________________________________________

     If Partnership, type: _____________ General   _____________ Limited

     Mailing Address (if different): ___________________________________________

     Telephone Number: [ ] _____________     Facsimile Number: [ ] _____________

D3.  Name of Primary Bank: _____________________________________________________

     Address: __________________________________________________________________

     Telephone Number: [ ] ______________

     Account Type and Number: __________________________________________________

     Person Familiar with your Account: ________________________________________

     Was the corporation or partnership formed for the specific purpose of purchasing Securities in the Offering?

               _____                              _____
               Yes                                No

     Check if applicable to the corporation:

     Subchapter S ________________                Professional _________________

D4.  The undersigned represents and warrants as follows:

     (a) The corporation or partnership, as the case may be, has been duly organized (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

     (b) (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

          (ii) The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Securities are as follows:

          ______________________________          ______________________________

          ______________________________          ______________________________

          (iii) In evaluating the merits and risks of the purchase of the Securities, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

          ______________________________          ______________________________

          ______________________________          ______________________________

     (c) The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Securities and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such offering(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Securities and of making an informed investment decision;

     (d) Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to the investment and the operation thereof;

     (e) The total assets of the corporation or the partnership are in excess of $ _____________;

     (f) The corporation or the partnership has had, during each of the past two years, gross income from all sources of at least $ _____________ and $ _____________, respectively;

     (g) The undersigned expects the corporation or the partnership to have during the current and the next tax year, gross income from all sources of at least $ _____________;

     (h) The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder; and

     (i)  Indicate the following if a partnership Subscriber:

          (1)  The date the partnership was formed and state of formation:

               ___________________________________________________________

          (2)  The names of each partner in the partnership:

               ___________________________________________________________

SECTION E: TRUST OFFEREES

E1.  General Information

     Legal Name: _______________________________________________________________

     State or Place of Formation: ______________________________________________

     Date of Formation: ________________________________________________________

     Federal I.D. Number: ________________    Fiscal Year Ends: ________________

     Number of Beneficiaries: __________________________________________________

     Principal Purpose: ________________________________________________________

     Was the trust formed for the specific purpose of purchasing the Securities?

               _____                              _____
               Yes                                No

E2.  Business Address:

     Telephone Number: [ ] ________________________

     Facsimile Number: [ ] ________________________

     Mailing Address: __________________________________________________________

     ___________________________________________________________________________

E3. Authorization: If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust's organizational documents and a properly certified copy of the resolutions adopted by the trust's board of directors authorizing the trust to purchase the Shares and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Shares. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase Shares and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Shares.

     Name of Trustee Authorized and Executing Questionnaire:

________________________________________________________________________________

E4.  Name of Primary Bank: _____________________________________________________

     Address: __________________________________________________________________

     Telephone Number: [ ] ________________________

     Facsimile Number: [ ] ________________________

     Account Type and Number: __________________________________________________

     Person Familiar with your Account: ________________________________________

SECTION F: QUALIFIED PENSION PLAN ("PLAN") OFFEREES

F1.  Please check one:

__________ a.   The Plan requires the investment of each beneficiary or
                participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Shares has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate
                Questionnaire).

OR

__________ b.   The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

OR

__________ c.   The Plan has total assets exceeding $5,000,000.

F2.  General Information

     Legal Name: _______________________________________________________________

     State or Place of Formation: ______________________________________________

     Date of Formation: ________________________________________________________

     Federal I.D. Number: ________________ Fiscal Year Ends: ___________________

     Number of Beneficiaries: __________________________________________________

     Principal Purpose: ________________________________________________________

F3.  Business Address:

     Telephone Number: [ ] ________________________

     Facsimile Number: [ ] ________________________

     Mailing Address: __________________________________________________________

     ___________________________________________________________________________

F4. Authorization: If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Shares and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Shares.

     Name of Trustee Authorized and Executing Questionnaire:

     ___________________________________________________________________________

F5.  Name of Primary Bank:

     Address: __________________________________________________________________

     ___________________________________________________________________________

     Telephone Number: [ ] ________________________

     Facsimile Number: [ ] ________________________

     Account Type and Number: __________________________________________________

     Person Familiar with your Account: ________________________________________

SECTION G: REPRESENTATIONS AND WARRANTIES BY ALL SUBSCRIBERS

     By signing this Questionnaire, the undersigned hereby confirms the following statements:

     (a) I have read the Confidential Private Offering Memorandum and this Subscription Agreement and other accompanying documents of the Company, and am aware of and understand the risk factors disclosed therein related to the Company and an investment in the Company.

     (b) I am aware that the offering of the Shares involves securities for which no market exists, thereby requiring any investment to be maintained for an indefinite period of time. The Company is not a reporting company under the Securities and Exchange Act of 1934, and therefore does not file periodic reports with the SEC.

     (c) I acknowledge that any delivery to me of the Confidential Private Offering Memorandum relating to the Shares prior to the determination by the Company of my suitability as an Subscriber shall not constitute an offer of the Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Confidential Private Offering Memorandum and the other Offering Documents to the Company upon request.

     (d) I also understand and agree that, although the Company and the Placement Agent will use their respective best efforts to keep the information provided in answers to this Questionnaire strictly confidential, the Company and the Placement Agent or their respective counsel may present this Questionnaire and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company, the Placement Agent or their respective affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

     (e) I realize that this Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Shares or any other security of the Company but is merely a request for information.

     (f) I understand that the Shares are being offered without registration under the Securities Act in reliance upon the private offering exemption contained therein, and that such reliance is based in part on the information herein supplied. For the foregoing reasons and to induce the Company to issue and deliver the Securities to me, I represent and warrant that the information stated herein is true, accurate and complete, and I agree to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete.

     (g) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this questionnaire on behalf of such entity.

     (h) The undersigned is able to bear the economic risk of the investment and can afford a complete loss of such investment.

     (i) Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Shares as described in the Memorandum at a price per Share of $3.00. The Company or the Placement Agent may reject any subscription in whole or in part.

     (j) The Subscriber acknowledges and agrees that there is a "minimum" offering amount of $3,000,000 in aggregate gross proceeds prior to release of funds to the Company.

     (k) In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

          (i) The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation.

          (ii) The Securities may not be resold by the Subscriber in the absence of a registration under the Act or exemption from registration. In particular, the Subscriber is aware that the Securities will be "restricted securities", as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met.

          (iii) The following legends (or similar language) shall be placed on the certificate(s) evidencing the Securities:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SUBSCRIPTION AGREEMENT TO WHICH THE CORPORATION IS A PARTY. THE AGREEMENT INCLUDES, AMONG OTHER THINGS, A LOCK-UP AGREEMENT BY THE HOLDER IN THE EVENT OF AN UNDERWRITTEN OFFERING AND PROVIDES THAT NONE OF SUCH SHARES, OR ANY INTEREST THEREIN, SHALL BE TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHOUT FIRST OFFERING SUCH SHARES TO THE CORPORATION

     IN ACCORDANCE WITH SUCH AGREEMENT. COPIES OF SUCH AGREEMENT ARE ON FILE IN THE OFFICE OF THE CORPORATION AND WILL BE MADE AVAILABLE FOR INSPECTION TO ANY PROPERLY INTERESTED PERSON WITHOUT CHARGE UPON WRITTEN REQUEST.

          (iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

          (v) The purchase of the Securities involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

     (l) The Subscriber agrees to indemnify and hold harmless the Company, the officers, directors, employees, agents, counsel and affiliates of the Company, and each other person, if any, who controls the Company, within the meaning of
Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

     (m) The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

     (n) The Company and the Placement Agent have each employed its own legal counsel in connection with the Offering. The Subscribers have not been represented by independent counsel in connection with the preparation of the Memorandum or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Subscribers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to the Memorandum.

     (o) The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Placement Agent may purchase Shares in the Offering.

     (p) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company of any changes in the information I have provided.

SECTION H: OTHER COVENANTS AND AGREEMENTS

     (A)  REGISTRATION RIGHTS.

     The Subscriber and the Company agree that the Subscriber shall be entitled to the registration rights with respect to the Shares as set forth in this Section H (a).

     (i) Definition of Registrable Securities. As used herein the term "Registrable Security" means each Share issued in the Offering and any securities issued upon any stock split or stock dividend in respect thereof; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been effectively registered under the Act and disposed of pursuant thereto; (B) registration under the Act is no longer required for subsequent public distribution of such security; or (B) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or increase of the rights granted pursuant to this Clause (a) as determined in good faith by the Board of Directors;

     (ii) Registration by the Company. The first time after the date hereof that the Company files a registration statement under the Act not on Form S-8, S-4 or another inappropriate form with the Securities and Exchange Commission to register for sale any of its shares of Common Stock, the Company will include for resale under the Act in the registration statement the Registrable Securities. The Company shall not be required to register for resale any Registrable Securities if at the time of such proposed registration, the Registrable Securities may be sold without any limitation under Rule 144. Notwithstanding the foregoing, if the registration statement filed by the Company is pursuant to an underwritten offering:

          (A) if the underwriter determines in good faith that marketing factors require the exclusion of all shares held by existing stockholders, no Registrable Securities shall be included in such registration and the right to have Registrable Securities included in the first registration statement filed by the Company shall be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of all shares held by existing stockholders;

          (B) each holder of Registrable Securities ("Holder") shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of NASD Questionnaires; and

          (C) each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Registrable Securities for a period specified by the underwriter not to exceed one hundred eighty (180) days following the effective date of the registration statement, or such lesser period equal to the lockup period required of the Company's officers and directors and other shareholders. The Company may impose stop-transfer instructions with respect to Registrable Securities subject to the foregoing restriction until the end of said lock-up period. Each Holder agrees that any transferee of any Registrable Securities shall be bound by this lock-up agreement and certificates evidencing the Registrable Securities shall include a legend reflecting this agreement (see above).

     (iii) Covenants of the Company With Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

          (A) The Company shall use its commercially reasonable efforts to have the registration statement declared effective as soon as possible after filing, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested. In addition, the Company shall file such amendments as may be required from time to time, in order to keep any registration statement filed under this Clause (a) effective as provided herein. The registration statement filed by the Company hereunder shall remain effective for the earlier of (i) 9 months or (ii) the date that the Registrable Securities may be sold without volume limitation under SEC Rule 144(k).

          (B) The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling discounts or commissions), fees and expenses in connection with the registration statement filed pursuant hereto including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

          (C) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (D) The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (E) below.

          (E) Each Holder of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising (I) from information furnished by or on behalf of such Holder, or their successors or assigns, for specific inclusion in such registration statement or (II) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Holder.

     (B) ANTI- DILUTION PROTECTION.

     (i) Unless waived by the Placement Agent on behalf of all investors in the Offering, during the period commencing on the date hereof and ending upon the earlier of (A) a date which is three years following the Final Closing Date of the Offering or (B) the date which is one day prior to the effective date of an initial public offering, if the Company sells or issues additional shares of Common Stock, or securities convertible into Common Stock, with a purchase, exercise or conversion price (the "Share Antidilution Price") of less than the Share Issue Price (which shall initially be $3.00, as adjusted for stock splits, stock dividends and the like), with certain exceptions set forth below, the Company shall promptly issue to each investor in the Offering additional shares of Common Stock.

     (ii) The number of additional shares of Common Stock issuable to each investor shall be determined by multiplying the number of Shares purchased by such investor in the Offering by the result of the following equation:

The number of additional shares of Common Stock issuable to each investor shall be such number as equals the excess of "A" over "B", where :

     A = (Number of Shares Purchased in this Offering* X Share Issue Price*)
         -------------------------------------------------------------------
                               Share Antidilution Price

     and

     B = The number of Shares acquired by such investor in this Offering*

*    (giving effect to stock splits, stock dividends, and the like)

The number of additional shares issued to each investor will be rounded down to the nearest whole share, and no fractional shares will be issued.

     (iii) Notwithstanding the foregoing, the following issuances by the Company shall not result in any adjustment of the Share Antidilution Price or any issuance of additional shares to investors in the Offering: (A) shares of Common Stock issued upon conversion of Preferred Stock, (B) up to 4,000,000 shares of Common Stock and/or options, and the Common Stock issued pursuant to such options, (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like, and net of any repurchases of such shares or cancellations or exemptions of such options, warrants or other rights) to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board ("Employee Options"), (C) shares of capital stock issuable upon exercise or conversion of options (other than Employee

Options) or warrants or other securities or rights outstanding as of the date of the Memorandum and (D) shares of Common Stock issued to third parties in connection with bank loan or license arrangements or other strategic transactions approved by the Board of Directors with one or more biopharmaceutical or similar entities or institutional investors.

     (iv) Within 15 days following any transaction by the Company which would result in the investors in the Offering being entitled to additional shares of Common Stock hereunder, the Company shall provide written notice of such transaction to each investor and the Placement Agent of the terms of such transaction and shall, within 30 days of consummation of such transaction, deliver share certificates to the investors (or the Placement Agent on their behalf) representing any additional shares. Any such additional shares shall be included in the term "Registrable Securities" in Section G clause (a) above.

     (C) PUT OPTION ON MERGER OR CONSOLIDATION.

     (i) In the event of a merger or consolidation where the Company is not the surviving entity or sale of substantially all of the assets of the Company during the term commencing on the Initial Closing of the Offering and ending on the day prior to the effective date of an initial public offering (a "liquidation event"), the Company hereby agrees that investors in this Offering shall have the option to put their shares back to the Company immediately prior to and conditioned upon consummation of such liquidation event in exchange for a payment in cash equal to 150% of their original subscription amount (the "Put Price"); provided, however, in the event that: (A) the third party to the liquidation event is a reporting company under the Securities and Exchange Act of 1934; (B) its shares of publicly traded securities are being used as consideration in the Offering; (C) such securities are traded on either the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market and
(D) the securities have a closing sales price in excess of $5.00 per share for the 30 trading days prior to announcement of such transaction and a daily average volume equal to or in excess of 50,000 shares per day, such payment may be made in the form of such securities provided that the securities are immediately available for resale pursuant to Rule 145 or a resale registration statement.

     (ii) At least 15 days prior to any transaction by the Company which would result in the investors in the Offering being entitled to exercise their put rights hereunder, the Company shall provide written notice of such transaction to each investor and the Placement Agent of the terms of such transaction. Investors shall have 10 days to notify the Company in writing of their desire to exercise or not exercise their put rights hereunder, or the Placement Agent may so notify the Company on behalf of all investors. To the extent that an investor or the Placement Agent on behalf of such investor, as the case may be, does not provide the notice as set forth in the immediately preceding sentence, such investor will be deemed to have irrevocably agreed not to exercise their put right hereunder.

     (iii) The closing for the purchase of the Shares for which put rights have been timely exercised hereunder (the "Put Securities") will occur as soon as practicable following the consummation of the transaction giving rise to the put rights hereunder by the Company's prompt payment of the Put Price following receipt of original certificates for the Put Securities, duly endorsed or accompanied by an appropriate stock power. If the Company does not have sufficient funds legally available to pay the Put Price for the Put Securities under the Delaware General Corporation Law or otherwise, then the Company will purchase the maximum number of Put Securities for which the Company has funds legally available, pro rata based upon the number of Put Securities tendered hereunder. The remaining shares which cannot be purchased because of the lack of funds available to the Company shall be exchanged for new shares of the merged entity at the Put Price. The "pro rata" amount shall be determined by percentage of Shares held by the subscriber relevant to the entire number of Shares sold in the Offering and then outstanding.

     (D) ISSUANCE OF ADDITIONAL SHARES FOR FAILURE TO TIMELY BECOME REPORTING COMPANY.

     (i) Unless waived by the Placement Agent on behalf of all investors in the Offering, in the event that the Company fails to become a reporting company under the Securities Exchange Act of 1934 within a date which is within 24 months following the date of the final Closing of the Offering, then the undersigned subscriber shall be entitled to additional shares of Common Stock of the Company equal to (A)10% of his initial subscription and (B) thereafter 5% of his initial subscription for each 90 day period (or part thereof) for any continued failure by the Company. The number of shares to be received shall be based upon a price equal to the lower of (x) the price per Share in the Offering or (z) the lowest price per share received by the Company in connection with any sale of its common stock (or in the event of the issuance or sale of convertible securities, the conversion or exercise price) within 6 months of any such date.

     (ii) Within 15 days following the date on which investors in the Offering become entitled to additional shares of Common Stock hereunder, the Company shall provide written notice of such entitlement to each investor and the Placement Agent and shall, within 30 days of consummation of such transaction, deliver share certificates to the investors (or the Placement Agent on their behalf) representing any additional shares. Any such additional shares shall be included in the term "Registrable Securities" in Section G clause (a) above.

     (E) COMPANY RIGHT OF FIRST REFUSAL.

     (i) In the event any Registrable Securities, or any interest therein, are to be transferred, voluntarily or involuntarily (including, without limitation, any sale, encumbrance, foreclosure or transfer in lieu thereof, or by operation of law, any division of marital property on account of divorce or legal separation being deemed a "transfer" for purposes hereof), the Company (or its nominees) shall have a right of first refusal as follows:

          (A) the holder of such Registrable Securities shall give the Company advance written notice detailing all the terms of the proposed transfer. The Company (or its nominees) shall have the right (but not the obligation), exercisable upon delivery to the transferring stockholder of written notice of acceptance within 10 days following receipt of the notice of proposed transfer described in the preceding sentence, to repurchase all or any of such Registrable Securities on the terms and conditions set forth in such notice.

          (B) The "Payment Date" for purposes of this paragraph shall be on or before the 10th day following delivery of the Company's notice of exercise. Holder will surrender all stock certificates to the Company promptly upon request on or before the Payment Date.

          (C) Failure by the Company (or its nominees) (without default by the transferring stockholder) to close such purchase within the above 10-day period shall give the transferring stockholder the right to transfer such shares or interest therein on the terms and to the person described in the notice during the 45 days following expiration of the original 10-day period; provided that the shares or interest therein to be transferred shall for all purposes remain subject to the Company's right of first refusal hereunder. If the transferring stockholder fails to close the proposed transfer on those terms within such 45-day period, the proposed transfer shall again be subject to the terms of this paragraph.

          (D) Notwithstanding the foregoing, nothing herein shall be construed to impede or nullify any transfer of such shares made to any trusts in which holder or a member of holder's immediate family are trustors or the beneficiaries thereof, or to a partnership, limited liability company or other entity of which holder and member(s) of holder's immediate family are the sole equity owners, and in each of the foregoing cases where such trust or entity is controlled by holder, directly or indirectly, whether or not for adequate consideration. Such transfers may be made without providing the Company notice or a right of first refusal. The transferee of such shares shall at all times be bound by the restrictions provided in this paragraph with regard to future transactions and shall execute an appropriate instrument to this effect. Certificates evidencing Shares issued in the Offering will be legended to reflect the foregoing restrictions (see above). This right of first refusal shall expire on the date that the Company becomes a reporting company under the Securities Exchange Act of 1934.

     (F)  AUTHORIZATION OF PLACEMENT AGENT AS AGENT FOR PURPOSES OF SECTION H
          (B) AND (C).

     By execution hereof, each undersigned subscriber empowers and authorizes the First Montauk Securities Corp. to act on behalf of the subscriber, in First Montauk Securities Corp.'s discretion, to waive the anti-dilution adjustment described in Section H(b) and/or the exercise or waiver of the put right described in Section H(c).

[signature page appears next]

     IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Questionnaire and agrees to the terms hereof.

Dated: ______ __, 200__                 FOR INDIVIDUALS:
                                        (INCLUDING PURCHASER REPRESENTATIVE)

                                        ----------------------------------------
                                        (Print Name)


                                        ----------------------------------------
                                        (Signature)


Dated: ______ __, 200__                 FOR INDIVIDUALS:
                                        (INCLUDING PURCHASER REPRESENTATIVE)

                                        ----------------------------------------
                                        (Print Name)


                                        ----------------------------------------
                                        (Signature)

     IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Questionnaire and agrees to the terms hereof.

Dated: ______ __, 200__                 FOR CORPORATIONS:

                                        ----------------------------------------
                                        Name of Company

                                        ----------------------------------------
                                        Executive Officer of Company


                                        ----------------------------------------
                                        Signature of Officer


Dated: ______ __, 200__                 FOR PARTNERSHIPS:

                                        ----------------------------------------
                                        Name of Partnership

                                        ----------------------------------------
                                        Name of Authorized Partner


                                        ----------------------------------------
                                        Signature of Authorized Partner

     IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Questionnaire and agrees to the terms hereof.

Dated: ______ __, 200__                 FOR TRUSTS:

                                        ----------------------------------------
                                        Name of Trust

                                        ----------------------------------------
                                        Name of Authorized Trustee


                                        ----------------------------------------
                                        Signature of Authorized Trustee

ACCEPTANCE OF SUBSCRIPTION BY THE COMPANY

     The undersigned, ImaRx Therapeutics, Inc. hereby accepts the Subscription Agreement of __________________________________ as of the date stated below.

Dated: ______ __, 200__                 ImaRx Therapeutics, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------